SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K/A

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




Date of Report:  December 10, 1998
(Date of earliest event reported)




Commission        Registrant; State of Incorporation           IRS Employer
file number          Address; and Telephone Number          Identification No.
-----------       ----------------------------------        ------------------

  1-11337         WPS RESOURCES CORPORATION                      39-1775292
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  920-433-1466

  1-3016          WISCONSIN PUBLIC SERVICE CORPORATION           39-0715160
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  920-433-1466

ITEM 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)  Exhibits.
              --------

              99-2 Settlement and Ownership Transfer Agreement dated September 29, 1998 between Wisconsin Public Service Corporation and Madison Gas and Electric Company.
                     Certain portions of this Exhibit 99-2 have been omitted based upon a request for confidential treatment. The non-public information has been filed separately with the Securities and Exchange Commission.

                                 SIGNATURES
                                 ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WPS RESOURCES CORPORATION



                                   By:   /s/ Daniel P. Bittner
                                         ----------------------------------
                                             Daniel P. Bittner
                                             Vice President and
                                             Chief Financial Officer




Date: March 1, 1999

                                 SIGNATURES
                                 ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WISCONSIN PUBLIC SERVICE CORPORATION



                         By:   /s/ Daniel P. Bittner
                               --------------------------------------------
                                   Daniel P. Bittner
                                   Senior Vice President-Finance




Date:  March 1, 1999

                                EXHIBIT INDEX
                                -------------


Exhibit
-------

99-2 Settlement and Ownership Transfer Agreement dated September 29, 1998 between Wisconsin Public Service Corporation and Madison Gas and Electric Company. Certain portions of this Exhibit 99-2 have been omitted based upon a request for confidential treatment. The non-public information has been filed separately with the Securities and Exchange Commission.